SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 11, 2012 (April 5, 2012)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 5, 2012, Dynegy Inc. (“Dynegy”) was notified by the New York Stock Exchange, Inc. (the “NYSE”) that Dynegy was not in compliance with Rule 802.01C of the NYSE’s continued listing standards that requires that the average closing price of a listed company’s common stock not fall below $1.00 per share for any consecutive 30 trading-day period.

Under the applicable rules of the NYSE, Dynegy has a period of six months from the receipt of the NYSE notice to regain compliance with the minimum share price requirement.  During the interim period, Dynegy’s common stock will continue to be listed and traded on the NYSE, subject to Dynegy’s compliance with other NYSE continued listing requirements.  Dynegy will notify the NYSE of the steps it will take to cure this price deficiency within the prescribed timeframe.

Item 7.01      Regulation FD Disclosure.

As required under the NYSE’s rules, Dynegy issued a press release on April 11, 2012, announcing that it had received the notice and that Dynegy intends to cure the deficiency within the prescribed timeframe.  A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission (the “SEC”) Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.  In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Item 9.01      Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Document

99.1	Press release dated April 11, 2012, announcing Dynegy’s receipt of a Continued Listing Standards Notice from the New York Stock Exchange.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: April 11, 2012	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release dated April 11, 2012, announcing Dynegy’s receipt of a Continued Listing Standards Notice from the New York Stock Exchange.